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                                                                     EXHIBIT 21
                                       OLD NATIONAL BANCORP
                                  SUBSIDIARIES OF THE REGISTRANT
                                     AS OF DECEMBER 31, 1996

                                                    Jurisdiction of          Business Name
Name of Subsidiary                                   Incorporation         of Subsidiary

Old National Bank in Evansville            United States of America     Old National Bank
      (Evansville, Indiana)

Merchants National Bank                    United States of America     Merchants National Bank
      of Terre Haute
      (Terre Haute, Indiana)

First Citizens Bank and                    Indiana                      First Citizens Bank and
      Trust Company                                                     Trust Company
      (Greencastle, Indiana)

People's Bank & Trust Co.                  Indiana                      People's Bank & Trust Co.
      (Mt. Vernon, Indiana)

The Rockville National Bank                United States of America     Rockville National Bank
      (Rockville, Indiana)

Clinton State Bank                         Indiana                      Clinton State Bank
      (Clinton, Indiana)

Security Bank & Trust Co.                  Indiana                      Security Bank & Trust Co.
      (Vincennes, Indiana)

Farmers Bank & Trust Co.                   Kentucky                     Farmers Bank & Trust Co.
      (Madisonville, Kentucky)

The Peoples National Bank                  United States of America     The Peoples National Bank
      of Lawrenceville                                                  of Lawrenceville
      (Lawrenceville, Illinois)

First State Bank of                        Kentucky                     First State Bank
      Greenville Kentucky
      (Greenville, Kentucky)

Morganfield National Bank                  United States of America     Morganfield National Bank
      (Morganfield, Kentucky)

The First National Bank of Harrisburg      United States of America     First National Bank
      (Harrisburg, Illinois)

Security Bank & Trust Co.                  Illinois                     Security Bank & Trust Co.
      (Mt. Carmel, Illinois)

Farmers Bank & Trust Company               Kentucky                     Farmers Bank & Trust
      (Henderson, Kentucky)                                                  Company

United Southwest Bank                      Indiana                      United Southwest Bank
      (Washington, Indiana)

Palmer-American National Bank              United States of America     Palmer-American National
      (Danville, Illinois)                                              Bank

Old National Realty Company, Inc.          Indiana                      Old National Realty Company,
      (Evansville, Indiana)                                             Inc.

Indiana Old National Insurance Company     Arizona                      IONIC
      (Evansville, Indiana)

Old National Service Corporation           Indiana                      Old National Service
      (Evansville, Indiana)                                             Corporation



                                           Jurisdiction of              Business Name
Name of Subsidiary                        Incorporation               of Subsidiary

Dubois County Bank                         Indiana                  Dubois County Bank
   (Jasper, Indiana)

Bank of Western Indiana                    Indiana                  Bank of Western Indiana
   (Covington, Indiana)

Orange County Bank                         Indiana                  Orange County Bank
   (Paoli, Indiana)

First National Bank                        United States of America First National Bank
   (Oblong, Illinois)

Citizens National Bank                     United States of America Citizens National Bank
   (Tell City, Indiana)

Workingmens/ONB Bank                       United States of America Workingmens/ONB Bank
   (Bloomington, Indiana)

City National Bank                         United States of America City National Bank
   (Fulton, Kentucky)

The National Bank of Carmi                 United States of America The National Bank of Carmi
   (Carmi, Illinois)

Old National Trust Company                 United States of America Old National Trust Company
     (Evansville, Indiana)

Old National Trust Company-Kentucky        United States of America Old National Trust Company-
   (Morganfield, Kentucky)                                          Kentucky

Old National Trust Company-Illinois        United States of America Old National Trust Company-
   (Mt. Carmel, Illinois)                                           Illinois

Consumer Acceptance Corporation            Indiana                  Consumer Acceptance Corporation
   (Indianapolis, Indiana)

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